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                                                                EXHIBIT 10.10





                               TECHNOCOM LIMITED
                                Earlsfort Centre
                                  Hatch Street
                                    Dublin 2
                                    Ireland


                                                               November 26, 1997


Dear Sirs:

         Re:  Consultancy Arrangement - Mr. Boris Antoniuk

We are writing to you to set out the terms of an amendment to the consultancy agreement dated 28th December 1994 under which you are providing the services of Mr. Boris Antoniuk.

1. The figure in paragraph 2.1 thereof shall be changed from "US$108,333" to "US$158,333" effective as of the date hereof.

2. Except as set forth above, all of the other provisions of the consultancy agreement shall remain in full force and effect, and the consultancy agreement, as amended hereby, is hereby ratified and confirmed.

Please confirm your acceptance of the foregoing by signing this letter agreement in the place indicated below.

Yours faithfully,


s/s JAMES R.S. HATT
--------------------------------------
For and on behalf of Technocom Limited


s/s BORIS ANTONIUK
------------------------------------------------
For and on behalf of Elite International Limited


s/ss BORIS ANTONIUK
---------------------------------------------
Agreed and acknowledged by Mr. Boris Antoniuk
Date: